Exhibit 10(m)


                              SERVICING AGREEMENT

                          Dated as of November 1, 1996

                                     between

                     MAIN PLACE REAL ESTATE INVESTMENT TRUST

                                                  Owner

                                       and

                                NATIONSBANK, N.A.

                                                     Servicer

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                                TABLE OF CONTENTS
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         ARTICLE I
DEFINITIONS...................................................................................................  1

         ARTICLE II
ADMINISTRATION AND SERVICING OF THE MORTGAGE NOTES............................................................  5

Section 2.01.              Contract for Servicing; Possession of Servicing Files..............................  5
                           -----------------------------------------------------
Section 2.02.              Commencement of Servicing Responsibilities.........................................  6
                           ------------------------------------------
Section 2.03.              The Servicer to Act as Servicer....................................................  6
                           -------------------------------
Section 2.04.              Collection of Mortgage Note Payments...............................................  7
                           ------------------------------------
Section 2.05.              Foreclosure........................................................................  7
                           -----------
Section 2.06.              Sub-Servicing Agreements...........................................................  7
                           ------------------------
Section 2.07.              Maintenance of Flood Insurance.....................................................  8
                           ------------------------------
Section 2.08.              Notification of Adjustments........................................................  8
                           ---------------------------
Section 2.09.              Completion and Recordation of Assignment of Mortgage Notices.......................  9
                           ------------------------------------------------------------
Section 2.10.              Servicing Compensation.............................................................  9
                           ----------------------
Section 2.11.              Withdrawals and Substitutions of Mortgage Notes.................................... 10
                           -----------------------------------------------

         ARTICLE III
REMITTANCES BY THE SERVICER................................................................................... 10

Section 3.01.              Remittances to Owner............................................................... 10
                           --------------------

         ARTICLE IV
REPRESENTATIONS AND WARRANTIES................................................................................ 11

Section 4.01.              Representations and Warranties of the Servicer..................................... 11
                           ----------------------------------------------
Section 4.02.              Remedies for Breach of Representations and Warranties of the Servicer.............. 12
                           ---------------------------------------------------------------------

         ARTICLE V
THE SERVICER.................................................................................................. 13

Section 5.01.              Corporate Existence of the Servicer; Status as Servicer; Merger.................... 13
                           ---------------------------------------------------------------
Section 5.02.              Performance of Obligations......................................................... 14
                           --------------------------
Section 5.03.              The Servicer Not to Resign; Assignment............................................. 14
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         ARTICLE VI
DEFAULT....................................................................................................... 15

Section 6.01.              Events of Default.................................................................. 15
                           -----------------
Section 6.02.              No Effect on Other Parties......................................................... 16
                           --------------------------
Section 6.03.              Rights Cumulative.................................................................. 16
                           -----------------

         ARTICLE VII
MISCELLANEOUS................................................................................................. 17

Section 7.01               Successor to the Servicer.......................................................... 17
                           -------------------------
Section 7.02.              Termination of Agreement........................................................... 18
                           ------------------------
Section 7.03.              Amendment.......................................................................... 18
                           ---------
Section 7.04.              Governing Law...................................................................... 18
                           -------------
Section 7.05.              Notices............................................................................ 18
                           -------
Section 7.06.              Severability of Provisions......................................................... 19
                           --------------------------
Section 7.07.              Inspection and Audit Rights........................................................ 19
                           ---------------------------
Section 7.08.              Binding Effect..................................................................... 20
                           --------------
Section 7.09.              Article and Section Headings....................................................... 20
                           ----------------------------
Section 7.10.              Counterparts....................................................................... 20
                           ------------
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                               SERVICING AGREEMENT


                  Servicing Agreement, dated November 1, 1996, between MAIN PLACE REAL ESTATE INVESTMENT TRUST, a Maryland real estate investment trust (herein, together with its successors and assigns, called the "Owner"), and NATIONSBANK, N.A., a national banking association (herein, together with its successors and assigns, called the "Servicer").

                              PRELIMINARY STATEMENT

                  The Owner is the holder and/or owner of all of the beneficial ownership interests in the Mortgage Notes. The Servicer is a contractor engaged in the business of servicing mortgage loans.

                  The Servicer and the Owner desire to enter into this Agreement to provide, among other things, for the servicing by the Servicer of the Mortgage Notes.


                                    ARTICLE I
                                   DEFINITIONS

                  The following terms have the respective meanings set forth below for all purposes of this Agreement, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms:

                  Accepted Servicing Practices: With respect to any Mortgage Notes, the services and duties customary to the servicing by prudent lending institutions of mortgages of the same type as such Mortgage Notes in the jurisdictions where the related Mortgaged Properties are located.

                  Agreement: This Servicing Agreement and all amendments hereof and supplements hereto.

                  Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Notes secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.



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                  Best Efforts: Efforts determined to be reasonably diligent by the Owner or Servicer, as the case may be, in its sole discretion. Such efforts do not require the Owner or Servicer, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Owner or Servicer, as the case may be, to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

                  Business Day: Any day other than (i) a Saturday, (ii) a Sunday, or (iii) a day that is either a legal holiday or a day on which banking institutions are authorized or obligated by law or regulation to close in the State of North Carolina (or, for purposes of remittances by the Servicer, any state in which functions relating to the collection of payments are performed).

                  Condemnation Proceeds: All awards of settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Note documents.

                  Eligible Mortgage Note: Any Mortgage Note meeting the requirements of ss. 856 of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

                  Event of Default:  Any event set forth in Section 6.01.

                  Independent Accountant: Any accountant, who may also be the accountant who audits the books of the Servicer, who is independent with respect to the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                  Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Note, whether through the sale or assignment of such Mortgage Note, trustee's sale, foreclosure sale or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of the Mortgage Note.

                  Lock-box: Any lock-box account maintained by the Servicer at any financial institution for the purpose of collecting Monthly Payments on Mortgage Notes serviced hereunder.

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                  Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Note.

                  Mortgage: The mortgage, deed of trust, security agreement or other instrument securing a Mortgage Note, which creates a lien on an unsubordinated estate in real property securing such Mortgage Note.

                  Mortgage Interest Rate: The annual rate of interest borne at any time by a Mortgage Note.

                  Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage, each Mortgage Note subject to this Agreement being identified on the Mortgage Note Schedule.

                  Mortgage Note Schedule: The schedule of Mortgage Notes delivered by the Owner to the Servicer setting forth information with respect to such Mortgage Notes, which schedule shall be amended from time to time to reflect the addition of Mortgage Notes to, or the withdrawal of Mortgage Notes from, the terms of this Agreement.

                  Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

                  Mortgagor:  The obligor on a Mortgage Note.

                  NationsBank, N.A.: NationsBank, N.A., a national banking association.

                  NationsBank South: NationsBank, N.A. (South), a national banking association.

                  NRSRO: Any nationally recognized statistical rating organization.

                  Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or any Vice President of the Servicer, and delivered to the Owner as required by this Agreement.

                  Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, and who is reasonably acceptable to the Owner.


                                      3

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                  Principal Prepayment: Any payment or other recovery of
principal on a Mortgage Note which is received in advance of its scheduled due date, including any prepayment penalty or premium thereon, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  REO Disposition: The final sale by the Servicer, on behalf of the Owner, of any REO Property.

                  REO Disposition Proceeds: All amounts received with respect to an REO Disposition.

                  REO Property: A Mortgaged Property acquired by the Servicer on behalf and in the name of the Owner through foreclosure or by deed in lieu of foreclosure.

                  Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d) where collected, taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and any flood insurance coverage and (e) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged Property.

                  Servicing Fee:

                  (a) Subject to clause (b) hereof, the lesser of (i) the consideration specified in Annex I or any supplemental annex (subject to adjustment pursuant to clause (b) hereof) or (ii) such amount as would be charged by an unaffiliated third party in an arm's-length transaction for any relevant service. The Servicer shall invoice Owner monthly. Payment by Owner shall be due not later than 30 days after delivery by Servicer to Owner of an invoice detailing the services provided and calculation of the charges for such services.

                  (b) The prices described in Annex I may be changed periodically by the Servicer without notice to Owner. However, such prices shall be evaluated yearly during a meeting between representatives of the Servicer and the Owner, at which time Owner shall be given 30 days to reject any proposed


                                      4

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pricing changes and any changes instituted since the previous annual evaluation.
In the event Owner rejects such pricing changes, Owner shall give written notice of such rejection and this Agreement will terminated 90 days from the date of such rejection notice. Upon receipt of written notice of rejection of pricing changes, Servicer shall adjust Owner's pricing to reflect the previously approved pricing and rebate any excess payment where applicable. In the event Owner does not reject such pricing within the time specified, Owner shall be deemed to have accepted such pricing changes. Owner shall be furnished with a new Annex I, a copy of which will then be attached to this Agreement and thereby supersede any previous Annex I.

                  (c) Payment of the Servicing Fee and all other payments pursuant to this Agreement shall be effected by a monthly allocation of costs on the general ledger of the Owner. The parties hereto may agree to any other procedure to effect payment, including but not limited to changes in the frequency of allocation.

                  Servicing File: The items pertaining to a particular Mortgage
Note including, but not limited to, the original Mortgage Note, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Mortgage Note, which are held in trust for the Owner by the Servicer.

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                                   ARTICLE II
               ADMINISTRATION AND SERVICING OF THE MORTGAGE NOTES

Section 2.01. Contract for Servicing; Possession of Servicing Files.

The Owner, by execution and delivery of this Agreement, does hereby contract with the Servicer, subject to the terms of this Agreement, for the servicing of the Mortgage Notes that are from time to time subject to this Agreement. With respect to each Mortgage Note listed on the Mortgage Note Schedule as of the date of this Agreement for which the Servicer does not have possession of a Servicing File as of the date hereof, the Owner shall cause to be delivered or will use its Best Efforts to cause to be delivered the related Servicing File to the Servicer as soon as practicable. With respect to each Mortgage Note that becomes subject to this Agreement after the date hereof, the Owner shall cause the Mortgage Note Schedule to be amended to reflect the Mortgage Notes then subject to this Agreement and shall cause to be delivered or will use its Best Efforts to cause to be delivered as soon as practicable each related Servicing File to the Servicer. Each Servicing File delivered to the Servicer shall be held by the Servicer in order to service the Mortgage Notes pursuant to this Agreement and is and shall be held in trust as agent for the Owner and for the benefit of the Owner as the owner thereof. The Servicer's possession of any Servicing File shall be at the will of the Owner for the sole purpose of facilitating servicing of the related Mortgage Note pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Owner and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Owner and shall be retained and maintained, in trust, by the Servicer at the will of the Owner in such custodial capacity only.


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Section 2.02. Commencement of Servicing Responsibilities.

                  As of the date hereof, the Servicer shall assume all servicing responsibilities hereunder with respect to the Mortgage Notes.

Section 2.03. The Servicer to Act as Servicer.

                  (a) The Servicer, as an independent contractor, shall diligently service and administer the Mortgage Notes from and after the date hereof and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, including taking all actions that a mortgagee is permitted or required to take.

                  (b) Without limiting the generality of the foregoing, the Owner and the Servicer hereby agree as follows:

                            (i) The Servicer may waive any prepayment charge, assumption fee, late payment charge or any other charge in connection with the prepayment of a Mortgage Note;

                           (ii) The Servicer may arrange with a mortgagor a plan of relief, including a modification or extension of the Mortgage Note, when appropriate, rather than recommending liquidation;

                          (iii) The Servicer shall enforce "due-on-sale" clauses with respect to Mortgage Notes; provided, however, where an assumption of, or substitution of liability with respect to, a Mortgage Note is required by law the Servicer may permit the assumption of a Mortgage Note, pursuant to which the mortgagor shall remain liable on the Mortgage Note, or a substitution of liability with respect to such Mortgage Note, pursuant to which the new Mortgagor shall be substituted for the original Mortgagor as being liable on the Mortgage Note;

                           (iv) The Servicer may give any consents under the terms and provisions of any Mortgage Note, including, without limitation, consents to the placing of easements, covenants, conditions and restrictions on any Mortgaged Property; and


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                            (v) The Servicer may permit the modification of an
         Eligible Mortgage Note which the related Mortgagor has indicated a desire to refinance provided that any such Mortgage Note would continue to be Eligible Mortgage Note following such modification;

                  (c) The Servicer shall establish and maintain adequate and customary books and records with respect to each Mortgage Note and, upon request of the Owner shall, within a reasonable time following the Servicer's receipt of such request, furnish the same (in the form of either an original document or a certified true copy of such original document) to the Owner. In the event of a request for any non-standard report, the Servicer and the Owner shall mutually agree in writing to a reasonable expense reimbursement payable by the Owner to the Servicer for such report.

Section 2.04. Collection of Mortgage Note Payments.

                  Continuously from the date hereof until the date each Mortgage Note ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Notes when the same shall become due and payable.

Section 2.05. Foreclosure.

                  The Servicer shall process and manage the foreclosure or other acquisition of the property securing any Mortgage Note; and pending completion of any such foreclosure, the protection of the Mortgaged Property from waste and vandalism. The Servicer will thereafter assign or convey to the Owner any title, equity or other property or right acquired by such proceedings. In no event shall the Servicer be required to take title in its name to any Mortgaged Property which has, or may reasonably be deemed to have, an environmental or similar problem or defect for which the Servicer would become liable by reason of its holding title to such property. The Owner agrees promptly to reimburse the Servicer for its reasonable Servicing Advances incurred in complying with its obligations under this paragraph, including attorney's fees. In case of a voluntary deed in lieu of foreclosure or the purchase of any such property by the Owner or for its account, the Owner will assume responsibility for the same. The marketing and sales of all REO Properties will be the responsibility of the Servicer, on behalf of the Owner.

Section 2.06. Sub-Servicing Agreements.

                  Any provision of this Agreement notwithstanding, the Servicer may contract with other Persons for the performance of its responsibilities, duties and obligations under this Agreement to service and administer any of the Mortgage Notes, provided that none of the provisions of this Section 2.06 relating to agreements or arrangements between the Servicer and other Persons, or to actions taken through any such other Persons or otherwise, shall be deemed to relieve the Servicer of any of its duties and obligations to the Owner with respect to the servicing and administration of the Mortgage Notes, and the Servicer shall be obligated with respect thereto to the same extent and under the same terms and conditions as if it alone were performing all duties and obligations in connection with servicing and administering the Mortgage Notes. The Servicer shall be entitled to enter into any agreement with any Person performing services for it related to its duties and obligations under this Agreement for indemnification of the Servicer by such Person, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification. Any transactions or services relating to the Mortgage Notes involving any Person performing services for the Servicer shall be deemed to be between such Person and the Servicer alone, and the Owner shall not be deemed to be parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any such Person.

Section 2.07. Maintenance of Flood Insurance.

                  With respect to any Mortgaged Property located in an area identified by the Federal Emergency Management Agency as having special flood hazards and as to which flood insurance has been made available, the Servicer shall cause to be maintained a flood insurance policy maintained with a generally acceptable insurance carrier meeting the requirements of the current guidelines of the Federal Insurance Administration. Such flood insurance policy will provide coverage in an amount not less than the least of (i) the unpaid principal balance of the Mortgage Note, (ii) the insurable value of the Mortgaged Property and (iii) the maximum amount of insurance available under the Flood Disaster Protection Act of 1973, as amended.

                  In the event the Servicer receives actual notice of any loss or damage to any property securing a Mortgage Note, the Servicer will proceed diligently to adjust any loss or damage claim, and to protect the interest of the mortgagee under any such flood insurance policy covering the incidence of damage. In the event that the Owner shall request an inspection by an engineer or other professional construction inspector with respect to any such repairs, the Servicer will arrange for such inspection.

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Section 2.08. Notification of Adjustments.

                  With respect to each adjustable rate Mortgage Note the Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note regarding the Mortgage Interest Rate and Monthly Payment adjustments. The Servicer shall promptly, upon written request therefor, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Owner that the Servicer has failed to adjust a Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Servicer shall immediately remit to the Owner from its own funds the amount of any interest loss or deferral caused thereby.

Section 2.09. Completion and Recordation of Assignment of Mortgage Notices.


                  To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Owner's expense at the direction of the Owner. If applicable, at the Owner's direction, the Servicer shall cause the endorsements on the Mortgage Note, the Assignment of Mortgage and the assignment of security agreement to be completed.

Section 2.10. Servicing Compensation.

                  As consideration for servicing the Mortgage Notes subject to this Agreement, the Servicer shall receive the relevant Servicing Fee for each Mortgage Note remaining subject to this Agreement.

                  In addition, the Servicer shall be entitled to retain as additional compensation the late charges and other fees and expenses related to loan assumptions, delinquencies, modifications, partial releases of security and releases for payment in full, if any, collected under the applicable loan documents or customarily collected by servicers consistent with Accepted Servicing Practices.


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                  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 2.11. Withdrawals and Substitutions of Mortgage Notes.

                  Upon notice to the Servicer, the Owner may cause Mortgage Notes to become subject to the terms of this Agreement or remove Mortgage Notes from the terms of this Agreement. The addition of Mortgage Notes under this
Section 2.12 shall be in accordance with the provisions of Section 2.01. In connection with the removal of any Mortgage Notes under this Section 2.12, the Servicer shall promptly transfer any funds received with respect to such Mortgage Notes not due to be paid to the Owner or to such other Person as the Owner may direct, and the Servicer shall take such other actions as the Owner may reasonably request to transfer the Servicing Files with respect to such Mortgage Notes to the Owner or at the direction of the Owner.


                                   ARTICLE III
                           REMITTANCES BY THE SERVICER

Section 3.01. Remittances to Owner.

                  Subject to the provisions of this Section 3.01, the Servicer shall cause to be remitted nightly from the applicable Lock-box to the Owner all amounts collected by the Servicer pursuant to the Mortgage Notes as follows:

                           (i) All payments on account of principal and interest received by the Servicer on the Mortgage Notes including Principal Prepayments (in whole or in part);

                           (ii) All Liquidation Proceeds, net of expenses incurred in connection with any liquidation;

                           (iii) Any amounts required to be deposited or credited by the Servicer in connection with interest loss or deferral as a result of a failure to adjust a Mortgage Interest Rate or Monthly Payment under Section 2.09 hereof.



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                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

Section 4.01. Representations and Warranties of the Servicer.

                  The Servicer, as a condition to the consummation of the transactions contemplated hereby, makes the following representations and warranties to the Owner as of the date hereof:

                  (a) Due Organization and Authority. The Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

                  (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

                  (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Servicer of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's charter or by-laws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Servicer to service the Mortgage Notes, or impair the value of the Mortgage Notes;


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                  (d)      Ability to Perform.  The Servicer does not believe,
nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                  (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the best of the Servicer's knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

                  (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or if required, such approval has been obtained prior to the date hereof;

                  (g) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading.


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Section 4.02. Remedies for Breach of Representations and Warranties of the
Servicer.

                  It is understood and agreed that the representations and warranties set forth in Section 4.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of the date hereof hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Owner. Upon discovery by either the Servicer or the Owner of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Notes, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Owner, the Person discovering such breach shall give prompt written notice to the other party to this Agreement.

                  Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in
Section 4.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Notes, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its Best Efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Owner's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Mortgage Notes) to a successor servicer, subject to the approval of the Owner, which approval shall be in the Owner's sole discretion. Such assignment shall be made in accordance with Section 7.01.

                  In addition, the Servicer shall indemnify the Owner and hold the Owner harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other reasonable out-of-pocket costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer representations and warranties contained in this Agreement.

                  Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section
4.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Owner to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Owner for compliance with this Agreement.


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                                    ARTICLE V
                                  THE SERVICER

Section 5.01. Corporate Existence of the Servicer; Status as Servicer; Merger.

                  (a) Subject to Section 5.01(b) hereof, the Servicer shall keep in full force its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Mortgage Notes and this Agreement.

                  (b) Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the properties and assets of the Servicer substantially as a whole, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall execute an agreement of assumption to perform every obligation of the Servicer hereunder and shall be an institution having a net worth of not less than $10,000,000.

Section 5.02. Performance of Obligations.

                  (a) The Servicer shall diligently perform and observe all of its obligations and agreements contained in this Agreement.

                  (b) The Servicer shall not take any action, or permit any action to be taken by others, which would excuse any Person from any of its covenants or obligations under any Mortgage Note, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, a Mortgage Note or any such instrument, except as expressly provided herein or therein.



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

Section 5.03. The Servicer Not to Resign; Assignment.

                  (a) The Owner has entered into this Agreement with the Servicer in reliance upon the status of the Servicer as a mortgage servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall not assign this Agreement or the servicing responsibilities hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a Subservicer) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Owner, which consent shall not be unreasonably withheld by the Owner.

                  (b) The Servicer shall not resign from the obligations and duties hereby imposed on it except upon (i) the appointment of a successor Servicer in the manner provided in Section 7.01, or (ii) the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner, which Opinion of Counsel shall be in form and substance acceptable to the Owner.

                  (c) Without in any way limiting the generality of this Section 5.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof (to other than a Subservicer) or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Owner, then the Owner shall have the right to terminate this Agreement upon notice given as set forth in Section 6.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

                  (d) Except as provided in this Section 5.03 or Sections 4.02 or 6.01 hereof, the duties and obligations of the Servicer under this Agreement shall continue until this Agreement shall have been terminated as provided in
Section 7.02 hereof, and shall survive the exercise by the Owner of any right or remedy under this Agreement or the enforcement by the Owner of this Agreement.

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


                                   ARTICLE VI
                                     DEFAULT

 Section 6.01. Events of Default.

                  Any of the following acts or occurrences shall constitute an Event of Default by the Servicer under this Agreement:

                            (i) The Servicer shall fail to distribute any amounts required to be distributed to the Owner pursuant to Section
         3.01 hereof, which failure continues unremedied for five days; or

                           (ii) The Servicer shall fail duly to observe or perform in any material respects any covenants or agreements of this Agreement, which failure continues for a period of 60 days after written notice thereof shall have been given to the Servicer by the Owner; or

                          (iii) The entry against the Servicer of a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, which decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                           (iv) The Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or relating to all or substantially all of its property; or

                            (v) The Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days.

                  If an Event of Default hereunder shall have occurred and be continuing, the Owner may, by notice given to the Servicer, terminate all of the rights and powers of the Servicer under this Agreement, including without limitation all rights of the Servicer to receive the servicing compensation. Upon the giving of such notice, all rights, powers, duties and responsibilities of the Servicer under this agreement, whether with respect to the Mortgage Notes, any servicing compensation or otherwise, shall vest in and be assumed by a new Servicer as provided in Section 7.01, and the Owner is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments (including any notices to Mortgagors deemed necessary or advisable by the Owner), and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption.

                  By a written notice, the Owner may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 6.02. No Effect on Other Parties.

                  Upon any termination of the rights and powers of the Servicer from time to time pursuant to Section 6.01 hereof or upon any appointment of a successor to the Servicer, all the rights, powers, duties and obligations of the Owner under this Agreement shall remain unaffected by such termination or appointment and shall remain in full force and effect thereafter, except as otherwise expressly provided in this Agreement.

Section 6.03. Rights Cumulative.

                  All rights and remedies from time to time conferred upon or reserved to the Owner are cumulative, and none is intended to be exclusive of another. No delay or omission in insisting upon the strict observance or performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

                                   ARTICLE VII
                                  MISCELLANEOUS

Section 7.01. Successor to the Servicer.

                  In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to Sections 4.02, 5.03, 6.01 or 7.02, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor servicer shall be appointed by the Owner and such resignation or removal of the Servicer shall not relieve the Servicer of the representations and warranties made pursuant to Sections 4.01 and the remedies available to the Owner under
Section 4.02, it being understood and agreed that the provisions of such Sections 4.01 and 4.02 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

                  Within 30 days of the appointment of a successor entity by the Owner, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of the notice of termination described in Section 6.01 and to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer. The Servicer shall cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts received with respect to the Mortgage Notes by the Servicer after it has received notice of termination.

                  Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and the Owner an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 4.01, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 4.02, 5.03, 6.01 or 7.02 shall not affect any claims that the Owner may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

                  Upon a successor's acceptance of appointment as such, the Servicer shall notify the Owner by mail of such appointment in accordance with the procedures set forth in Section 7.04.

Section 7.02. Termination of Agreement.

                  This Agreement shall commence upon the date hereof and shall, subject to earlier termination pursuant to the provisions of this Section 7.02, terminate upon the maturity date of the last loan serviced hereunder. This agreement may be canceled and terminated (i) at any time hereunder by the Owner upon 60 days notice by to the Servicer, or (ii) otherwise by mutual agreement of the parties hereto. In addition, this Agreement may be canceled and terminated by the Owner, by notice to the Servicer, upon the occurrence of any Event of Default as described in Section 6.01 hereof, such termination being a "Termination for Cause."


Section 7.03. Amendment

                  (a) This Agreement may not be amended except pursuant to a written instrument executed by the Owner and the Servicer.

Section 7.04. Governing Law.

                  This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 7.05. Notices

                  All demand notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by overnight courier, delivered in person or mailed by registered or certified United States mail, postage prepaid, addressed as follows (or such address as may hereafter be furnished to the other party by like notice):

                  (a)      If to the Owner:

                           Main Place Real Estate Investment Trust
                           100 North Tryon Street, 23rd Floor
                           NC1-007-23-02
                           Charlotte, North Carolina  28255
                           Attention:  President

                  (b)      If to the Servicer:

                           NationsBank, N.A.
                           c/o NationsBank Corporation,
                           Legal Department
                           100 North Tryon Street, 20th Floor
                           Charlotte, North Carolina  28255
                           Attention:  George Walls, Esq.

                                    with a copy to:

                           NationsBanc Services, Inc.
                           4161 Piedmont Parkway
                           Greensboro, North Carolina 27410
                           Attention:  Charles Brummitt

                           All notices and communications shall be deemed to
have been received either at the time of the personal delivery thereof to any officer of the person entitled to receive such notices and communications at the address of such person for notices hereunder, or on the third day after the mailing thereof to such address, as the case may be.

Section 7.06. Severability of Provisions.

                  If one or more of the provisions of this Agreement shall be for any reason whatever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement and such invalidity of unenforceability shall in no way affect the validity or enforceability of such remaining provisions or the rights of any parties hereto. To the extent permitted by law, the parties hereto hereby waive any provision of law which renders any provision of this Agreement invalid or unenforceable in any respect.

Section 7.07. Inspection and Audit Rights.

                  The Servicer agrees that, on reasonable prior notice, it will permit any representative of the Owner, during the Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Servicer relating to the Mortgage Notes, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Owner, and to discuss its affairs, finances and accounts relating to the Mortgage Notes with officers, employees and Independent Accountants of the Owner (and by this provision the Servicer hereby authorizes said accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any expense incident to this Section 7.07 shall be borne by the Owner, provided that if an audit is made during the continuance of an Event of Default, the expense incident to such audit shall be borne by the Servicer.

Section 7.08.  Binding Effect.

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

Section 7.09. Article and Section Headings

                  The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 7.10. Counterparts.

                  This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one Agreement.

                  IN WITNESS WHEREOF, the Owner and the Servicer have caused this Agreement to be duly executed by their respective officers duly authorized as of the day and year first above written.


                                              MAIN PLACE REAL ESTATE
                                              INVESTMENT TRUST



                                              By: /s/ Gary S. Williams
                                              ----------------------------
                                              Name:  Gary S. Williams
                                              Title:  Senior Vice President



                                              NATIONSBANK, N.A.



                                              By: /s/ Gary S. Williams
                                              ------------------------
                                              Name:  Gary S. Williams
                                              Title:  Senior Vice President